Exhibit 10.4
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			     SIXTH AMENDMENT
			     UAL CORPORATION
			    SUPPLEMENTAL ESOP
		    (Effective as of July 12, 1994)


     By virtue and in exercise of the amending power reserved to UAL

Corporation (the "Company") under Section 13.1(a) of the UAL Corporation

Supplemental ESOP (effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line

Pilots Association International ("ALPA") and the International Association

of Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective as of December 31, 1996.


     The following new subsection (d) is hereby added to Section 2.7:


"After the performance of the allocations described in Section 2.4 for a Plan

Year, but prior to the time prescribed for filing of the Employer's federal income tax return (including any extensions of time) for that Plan Year, it may be determined that Convertible Shares and/or Voting Shares which were allocated for such Plan Year to a Participant under this Plan could have been allocated to the ESOP (Part B) for such Plan Year without violating the limitations imposed by Code Sections 415, 401(a) (17) and (with respect to members of the Management and Salaried Employee Group) 401(a) (4).  If such a circumstance exists, the Company shall, to the extent provided in

Section 5.4(g) of the ESOP, make a contribution of shares on behalf of the

Participant to the ESOP (Part B), or, as applicable, direct the Trustee to transfer shares from the Supplemental Trust to the ESOP (Part B).  Such shares contributed (or transferred) to the ESOP (Part B) on behalf of such

Participant shall reduce the Participant's corresponding shares under this

Plan."

     IN WITNESS WHEREOF, the Company has caused this Sixth Amendment to be executed on August 11, 1997.


				     UAL CORPORATION


				     /s/ Douglas A. Hacker
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				     APPROVED BY:

				     AIR LINE PILOTS ASSOCIATION,
				     INTERNATIONAL


				     /s/ Michael H. Glawe
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				     /s/ J.R. Babbitt
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				     INTERNATIONAL ASSOCIATION
				     OF MACHINISTS AND
				     AEROSPACE WORKERS


				     /s/ Kenneth W. Thiede
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